UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2007 (September 6, 2007)

WYETH

(Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.	07940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-660-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 6, 2007, Wyeth issued a press release announcing that the United States District Court for the District of New Jersey denied Wyeth’s and Nycomed GmbH’s motion for a preliminary injunction against Teva Pharmaceuticals USA, Inc. and Sun Pharmaceuticals Inc. seeking to prevent the launch of a generic version of PROTONIX (pantoprazole sodium) prior to resolution of ongoing patent litigation between the parties. Attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference is the related press release.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

(99.1)	Press Release, dated September 6, 2007, announcing the court denial of Wyeth’s motion for a preliminary injunction against Teva Pharmaceuticals USA, Inc. and Sun Pharmaceuticals Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2007	WYETH

	By:	/s/ Gregory Norden
	Name:	Gregory Norden
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
(99.1)	Press Release, dated September 6, 2007, announcing the court denial of Wyeth’s motion for a preliminary injunction against Teva Pharmaceuticals USA, Inc. and Sun Pharmaceuticals Inc.